MERRILL LYNCH
                                             FLORIDA MUNICIPAL
                                             BOND FUND

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                             Annual Report
                                             July 31, 2000

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.

However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the six months ended July 31, 2000, we continued our strategy of seeking to limit the Fund's volatility. We maintained a strategy of selling interest rate-sensitive issues and purchasing bonds with a 6% higher coupon structure whenever they became available. We were able to increase the Fund's assets that are rated A or better from 79% of net assets to 84% over the period.

Fiscal Year in Review

At the start of the fiscal year ended July 31, 2000, the municipal bond market was volatile, resulting from strong economic growth and tightening of monetary policy by the Federal Reserve Board. By October 1999, we initiated a strategy in which we sold interest rate-sensitive issues, which had been negatively affecting the Fund's total returns. As a replacement, we structured premium coupon bonds (6% or larger) in the new-issue Florida market. These bonds enhanced the Fund's dividend and helped lessen its volatility. The Fund also remained fully invested in an effort to enhance shareholder income.

At the end of January 2000, the US Treasury had announced that it would reduce the amount of Treasury notes and bonds to be auctioned. This helped the Florida municipal market, as well as all fixed-income markets, to rally. We continued our strategy of selling interest rate-sensitive issues and purchasing premium bonds whenever available. New-issue supply in Florida in the first half of 2000 was down 11% compared to the same period a year ago. This hampered our ability to reduce the Fund's volatility. For the 12 months ended July 31, 2000, the Fund's total returns for Class A, Class B, Class C and Class D Shares were +1.66%, +1.14%, +1.04% and +1.55%, respectively, compared to the industry average of +2.08%, as measured by Lipper Analytical Services, Inc.'s Florida Municipal Debt Funds Average. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Florida Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Co-Portfolio Manager


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Co-Portfolio Manager

September 1, 2000

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing to 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                            % Return Without  % Return With
                                               Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/00                            +0.33%               -3.68%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          +4.74                +3.89
--------------------------------------------------------------------------------
Inception (5/31/91)
through 6/30/00                                   +5.70                +5.22
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                 % Return           % Return
                                               Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/00                            -0.18%               -3.99%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          +4.21                +4.21
--------------------------------------------------------------------------------
Inception (5/31/91)
through 6/30/00                                   +5.16                +5.16
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                 % Return           % Return
                                               Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/00                            -0.28%               -1.24%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          +4.10                +4.10
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                   +4.94                +4.94
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return Without  % Return With
                                               Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/00                            +0.22%               -3.78%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          +4.64                +3.78
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                   +5.48                +4.72
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                   5/31/91**         7/00
ML Florida Municipal Bond Fund+--
Class A Shares*                                    $ 9,600           $16,111
ML Florida Municipal Bond Fund+--
Class B Shares*                                    $10,000           $16,021
Lehman Brothers Municipal Bond
Index++                                            $10,000           $18,390

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                   10/21/94**        7/00
ML Florida Municipal Bond Fund+--
Class C Shares*                                    $10,000           $13,333
ML Florida Municipal Bond Fund+--
Class D Shares*                                    $ 9,600           $13,181
Lehman Brothers Municipal Bond
Index++                                            $10,000           $14,849

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94. Past performance is not predictive of future performance.

Recent Performance Results*

                                                    6 Month      12 Month   Since Inception    Standardized
As of July 31, 2000                              Total Return  Total Return   Total Return     30-Day Yield
===========================================================================================================
ML Florida Municipal Bond Fund Class A Shares        +6.47%        +1.66%        +67.81%           4.96%
-----------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares        +6.20         +1.14         +60.21            4.66
-----------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares        +6.16         +1.04         +33.33            4.57
-----------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class D Shares        +6.42         +1.55         +37.30            4.87
===========================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 5/31/91 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's    Face
Ratings  Ratings    Amount                                       Issue                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Alabama--0.6%
----------------------------------------------------------------------------------------------------------------------------------
A1       VMIG1+    $ 1,000    Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
                              Company Project), VRDN, Series E, 4.25% due 10/01/2022 (a)                                   $ 1,000
----------------------------------------------------------------------------------------------------------------------------------
Florida--96.2%
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         1,095    Altamonte Springs, Florida, Health Facilities Authority, Hospital Revenue Bonds
                              (Adventist Health Systems--Sunbelt), 7% due 10/01/2014 (e)(g)                                  1,286
----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*         2,000    Arbor Greene, Florida, Community Development District, Special Assessment Revenue
                              Bonds, 6.50% due 5/01/2007                                                                     2,001
----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa         4,140    Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70% due 9/01/2027 (f)         4,290
----------------------------------------------------------------------------------------------------------------------------------
NR*      NR*         1,500    Brooks of Bonita Springs II, Florida, Community Development District, Capital
                              Improvement Revenue Bonds, Series B, 6.60% due 5/01/2007                                       1,501
----------------------------------------------------------------------------------------------------------------------------------
                              Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds
                              (Lakeside Apartments Project) (d):
AAA      NR*         1,100       6.90% due 8/01/2015                                                                         1,166
AAA      NR*         1,100       7% due 2/01/2025                                                                            1,173
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         2,750    Celebration Community Development District, Florida (Special Assessment),
                              6% due 5/01/2010 (c)                                                                           2,877
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         7,000    Charlotte County, Florida, Health Care Facilities Revenue Refunding Bonds (Bon Secours
                              Health System), RIB, 7.366% due 8/26/2027 (g)(h)                                               7,131
----------------------------------------------------------------------------------------------------------------------------------
AAA      NR*         3,000    Charlotte County, Florida, Utility Revenue Refunding Bonds, 5% due 10/01/2023 (i)              2,768
----------------------------------------------------------------------------------------------------------------------------------
A+       A1          7,715    Citrus County, Florida, PCR, Refunding (Florida Power Company--Crystal River), Series A,
                              6.625% due 1/01/2027                                                                           8,036
----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa         1,915    Clay County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County), AMT,
                              6.30% due 10/01/2020 (d)(f)                                                                    1,976
----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa         2,420    Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series C,
                              7.75% due 9/01/2022 (f)(j)                                                                     2,470
----------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa           130    Dade County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT, Series B,
                              7.25% due 9/01/2023 (d)(f)                                                                       133
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         7,165    Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25% due 10/01/2026 (i)           6,813
----------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        12,000    Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                              7% due 4/01/2028 (d)(f)                                                                       12,663
----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDB   Industrial Development Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
S/F   Single-Family
VRDN  Variable Rate Demand Notes

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's    Face
Ratings  Ratings    Amount                                             Issue                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
Florida (continued)
------------------------------------------------------------------------------------------------------------------------------------
BBB+     Baa1        $11,620    Escambia County, Florida, PCR (Champion International Corporation Project), AMT,
                                6.90% due 8/01/2022                                                                         $ 11,917
------------------------------------------------------------------------------------------------------------------------------------
BBB+     Baa1          1,500    Escambia County, Florida, PCR, Refunding (Champion International Corporation Project),
                                6.95% due 11/01/2007                                                                           1,567
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*           1,000    Fleming Is Plantation, Florida, Community Development District, Special Assessment
                                Bonds, Series A, 6.30% due 2/01/2005                                                             999
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa             845    Florida HFA, Home Ownership Revenue Refunding Bonds, AMT, Series G1,
                                7.90% due 3/01/2022 (f)                                                                          864
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           4,020    Florida HFA, Homeowner Mortgage Revenue Bonds, AMT, Series 3, 6.35% due 7/01/2028 (c)          4,144
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          10,420    Florida HFA, Revenue Bonds (Maitland Club Apartments), AMT, Series B-1,
                                7% due 2/01/2035 (b)                                                                          11,049
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           2,000    Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding Bonds,
                                AMT, Series 4, 6.25% due 7/01/2022 (g)                                                         2,050
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           7,235    Florida State Board of Education, Lottery Revenue Bonds, Series B, 6.25% due 7/01/2017 (i)     7,855
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           3,600    Florida State Department of General Services, Division of Facilities Management Revenue
                                Bonds (Florida Facilities Pool), Series A, 5.375% due 9/01/2029 (b)                            3,474
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           5,000    Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of Transportation),
                                Series A, 6.25% due 7/01/2029 (i)                                                              5,390
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*           1,000    Heritage Palms, Florida, Community Development District, Capital Improvement Revenue
                                Bonds, 6.25% due 11/01/2004                                                                      997
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           2,400    Hillsborough County, Florida, School Board, COP, 6% due 7/01/2025 (c)                          2,504
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           2,750    Hillsborough County, Florida, Utility Revenue Refunding Bonds, Series B,
                                6.50% due 8/01/2016 (c)                                                                        2,854
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*           1,000    Indigo, Florida, Community Development District, Capital Improvement Revenue
                                Refunding Bonds, Series B, 6.40% due 5/01/2006                                                   996
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*           4,920    Jacksonville, Florida, Electric Authority, Electric System Revenue Refunding Bonds,
                                Series Three, 6% due 10/01/2025 (c)                                                            5,055
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           3,500    Lee County, Florida, Water and Sewer Revenue Bonds, Series A, 5% due 10/01/2024 (b)            3,219
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*           2,000    Lexington Oaks, Florida, Community Development District, Special Assessment Revenue
                                Bonds, Series B, 6.70% due 5/01/2007                                                           2,016
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+          300    Martin County, Florida, PCR, Refunding (Florida Power & Light Company Project), VRDN,
                                4.30% due 7/15/2022 (a)                                                                          300
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*           1,000    Mediterra, Florida, South Community Development District, Capital Improvement
                                Revenue Bonds, Series B, 6.25% due 5/01/2004                                                   1,000
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           2,295    Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022 (g)                          2,166
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa           9,500    Miami--Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
                                6.375% due 7/01/2029 (i)                                                                      10,351
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's    Face
Ratings  Ratings    Amount                                             Issue                                                Value
------------------------------------------------------------------------------------------------------------------------------------
Florida (concluded)
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa        $ 5,465    Miami--Dade County, Florida, Special Obligation Revenue Refunding Bonds, Sub-Series A,
                               5.61%** due 10/01/2019 (c)                                                                 $  1,767
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          1,500    Miami--Dade County, Florida, Water and Sewer Revenue Bonds, Series A,
                               5% due 10/01/2029 (i)                                                                         1,363
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          2,050    Palm Beach County, Florida, School Board COP, Series A, 6% due 8/01/2023 (i)                  2,153
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          2,080    Pasco County, Florida, Health Facilities Authority, Gross Revenue Bonds (Adventist Health
                               System--Sunbelt), 7% due 10/01/2014 (e)                                                       2,434
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          3,220    Polk County, Florida, School Board, COP, Series A, 5% due 1/01/2020 (g)                       3,000
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          7,500    Sunrise, Florida, Utility System Revenue Refunding Bonds, 5% due 10/01/2028 (b)               6,908
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          4,000    Tampa--Hillsborough County, Florida, Expressway Authority Revenue Refunding Bonds,
                               5% due 7/01/2022 (b)                                                                          3,704
------------------------------------------------------------------------------------------------------------------------------------
Georgia--0.4%
------------------------------------------------------------------------------------------------------------------------------------
A1       VMIG1+         600    Appling County, Georgia, Development Authority, PCR, Refunding (Georgia Power
                               Company Plant--Hatch Project), VRDN, 4.30% due 9/01/2029 (a)                                   600
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--1.3%
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa          2,000    Puerto Rico Commonwealth, GO, Public Improvement, 6% due 7/01/2029 (c)                        2,090
------------------------------------------------------------------------------------------------------------------------------------
Texas--0.1%
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+         100    Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding (Amoco Oil Company Project),
                               VRDN, 4.25% due 10/01/2017 (a)                                                                  100
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$156,531)--98.6%                                                                                  162,170
Other Assets Less Liabilities--1.4%                                                                                          2,353
                                                                                                                          --------
Net Assets--100.0%                                                                                                        $164,523
                                                                                                                          ========
------------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FNMA Collateralized.
(e)   Escrowed to maturity.
(f)   GNMA Collateralized.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(i)   FGIC Insured.
(j)   FHA Insured.
     *Not Rated.
    **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
     +Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2000

Assets:            Investments, at value (identified cost--$156,531,167) ....................                 $ 162,170,145
                   Cash .....................................................................                        86,041
                   Receivables:
                     Interest ...............................................................   $ 2,898,829
                     Beneficial interest sold ...............................................        94,528       2,993,357
                                                                                                -----------
                   Prepaid expenses and other assets ........................................                         4,761
                                                                                                              -------------
                   Total assets .............................................................                   165,254,304
                                                                                                              -------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Beneficial interest redeemed ...........................................       364,117
                     Dividends to shareholders ..............................................       154,624
                     Investment adviser .....................................................        72,077
                     Distributor ............................................................        46,047         636,865
                                                                                                -----------
                   Accrued expenses and other liabilities ...................................                        94,340
                                                                                                              -------------
                   Total liabilities ........................................................                       731,205
                                                                                                              -------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ...............................................................                 $ 164,523,099
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:        shares authorized ........................................................                 $     310,867
                   Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ........................................................                     1,028,537
                   Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ........................................................                        87,491
                   Class D Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ........................................................                       264,882
                   Paid-in capital in excess of par .........................................                   179,974,462
                   Accumulated realized capital losses on investments--net ..................                   (22,782,118)
                   Unrealized appreciation on investments--net ..............................                     5,638,978
                                                                                                              -------------
                   Net assets ...............................................................                 $ 164,523,099
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $30,242,586 and 3,108,667 shares
                   of beneficial interest outstanding .......................................                 $        9.73
                                                                                                              =============
                   Class B--Based on net assets of $100,058,740 and 10,285,372 shares
                   of beneficial interest outstanding .......................................                 $        9.73
                                                                                                              =============
                   Class C--Based on net assets of $8,496,630 and 874,906 shares
                   of beneficial interest outstanding .......................................                 $        9.71
                                                                                                              =============
                   Class D--Based on net assets of $25,725,143 and 2,648,818 shares
                   of beneficial interest outstanding .......................................                 $        9.71
                                                                                                              =============
---------------------------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

Statement of Operations

                                                                                       For the Year Ended
                                                                                            July 31, 2000
---------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned                $ 10,783,222
---------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ...............................   $1,008,399
                     Account maintenance and distribution fees--Class B .....      565,894
                     Professional fees ......................................       82,284
                     Accounting services ....................................       77,888
                     Account maintenance and distribution fees--Class C .....       54,089
                     Transfer agent fees--Class B ...........................       45,823
                     Account maintenance fees--Class D ......................       28,505
                     Trustees' fees and expenses ............................       13,245
                     Custodian fees .........................................       12,570
                     Transfer agent fees--Class A ...........................       10,770
                     Printing and shareholder reports .......................        9,942
                     Transfer agent fees--Class D ...........................        9,384
                     Pricing fees ...........................................        5,335
                     Transfer agent fees--Class C ...........................        3,548
                     Registration fees ......................................        1,550
                     Other ..................................................        6,920
                                                                                ----------
                     Total expenses .........................................                   1,936,146
                                                                                             ------------
                     Investment income--net .................................                   8,847,076
                                                                                             ------------
---------------------------------------------------------------------------------------------------------
Realized &           Realized loss on investments--net ......................                  (8,826,187)
Unrealized Gain      Change in unrealized appreciation on investments--net ..                     538,311
(Loss) on                                                                                    ------------
Investments--Net:    Net Increase in Net Assets Resulting from Operations ...                $    559,200
                                                                                             ============
---------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                              For the Year Ended July 31,
                                                                                           -------------------------------
Increase (Decrease) in Net Assets:                                                               2000             1999
--------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ............................................   $   8,847,076    $  10,368,688
                     Realized gain (loss) on investments--net ..........................      (8,826,187)         817,507
                     Change in unrealized appreciation on investments--net .............         538,311       (8,567,351)
                                                                                           -------------    -------------
                     Net increase in net assets resulting from operations ..............         559,200        2,618,844
                                                                                           -------------    -------------
--------------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders:          Class A .........................................................      (1,692,792)      (2,053,636)
                       Class B .........................................................      (5,292,915)      (6,258,095)
                       Class C .........................................................        (412,755)        (448,971)
                       Class D .........................................................      (1,448,614)      (1,607,986)
                                                                                           -------------    -------------
                     Net decrease in net assets resulting from dividends to shareholders      (8,847,076)     (10,368,688)
                                                                                           -------------    -------------
--------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net increase (decrease) in net assets derived from beneficial
Transactions:        interest transactions .............................................     (47,289,338)       7,013,123
                                                                                           -------------    -------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ......................................     (55,577,214)        (736,721)
                     Beginning of year .................................................     220,100,313      220,837,034
                                                                                           -------------    -------------
                     End of year .......................................................   $ 164,523,099    $ 220,100,313
                                                                                           =============    =============
--------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

Financial Highlights

                                                                                         Class A
The following per share data and ratios have been derived       ----------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                                ----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000        1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year .......   $ 10.08     $ 10.41     $ 10.37     $  9.94     $  9.86
Operating                                                       -------     -------     -------     -------     -------
Performance:       Investment income--net ...................       .50         .50         .53         .53         .53
                   Realized and unrealized gain (loss) on
                   investments--net .........................      (.35)       (.33)        .04         .43         .08
                                                                -------     -------     -------     -------     -------
                   Total from investment operations .........       .15         .17         .57         .96         .61
                                                                -------     -------     -------     -------     -------
                   Less dividends from investment income--net      (.50)       (.50)       (.53)       (.53)       (.53)
                                                                -------     -------     -------     -------     -------
                   Net asset value, end of year .............   $  9.73     $ 10.08     $ 10.41     $ 10.37     $  9.94
                                                                =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .......      1.66%       1.57%       5.61%       9.99%       6.30%
Return:*                                                        =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses .................................       .70%        .72%        .69%        .69%        .68%
Net Assets:                                                     =======     =======     =======     =======     =======
                   Investment income--net ...................      5.17%       4.80%       5.06%       5.31%       5.30%
                                                                =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ...   $30,242     $38,214     $44,173     $47,598     $46,765
Data:                                                           =======     =======     =======     =======     =======
                   Portfolio turnover .......................     79.33%     120.54%     101.75%      84.69%     162.83%
                                                                =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------

                 * Total investment returns exclude the effects of sales
                   charges.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

Financial Highlights (continued)

                                                                                         Class B
The following per share data and ratios have been derived       ------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                                ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year .......   $  10.08     $  10.41     $  10.37     $   9.94     $   9.86
Operating                                                       --------     --------     --------     --------     --------
Performance:       Investment income--net ...................        .45          .45          .47          .48          .48
                   Realized and unrealized gain (loss) on
                   investments--net .........................       (.35)        (.33)         .04          .43          .08
                                                                --------     --------     --------     --------     --------
                   Total from investment operations .........        .10          .12          .51          .91          .56
                                                                --------     --------     --------     --------     --------
                   Less dividends from investment income--net       (.45)        (.45)        (.47)        (.48)        (.48)
                                                                --------     --------     --------     --------     --------
                   Net asset value, end of year .............   $   9.73     $  10.08     $  10.41     $  10.37     $   9.94
                                                                ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .......       1.14%        1.06%        5.07%        9.43%        5.76%
Return:*                                                        ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses .................................       1.20%        1.23%        1.20%        1.20%        1.18%
Net Assets:                                                     ========     ========     ========     ========     ========
                   Investment income--net ...................       4.66%        4.29%        4.55%        4.80%        4.79%
                                                                ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ...   $100,059     $133,276     $143,496     $160,562     $195,097
Data:                                                           ========     ========     ========     ========     ========
                   Portfolio turnover .......................      79.33%      120.54%      101.75%       84.69%      162.83%
                                                                ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------------

                 * Total investment returns exclude the effects of sales
                   charges.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

Financial Highlights (continued)

                                                                                              Class C
The following per share data and ratios have been derived       --------------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended July 31,
                                                                --------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year .......   $    10.06    $    10.39     $    10.35    $     9.92    $     9.85
Operating                                                       ----------    ----------     ----------    ----------    ----------
Performance:       Investment income--net ...................          .44           .43            .46           .47           .47
                   Realized and unrealized gain (loss) on
                   investments--net .........................         (.35)         (.33)           .04           .43           .07
                                                                ----------    ----------     ----------    ----------    ----------
                   Total from investment operations .........          .09           .10            .50           .90           .54
                                                                ----------    ----------     ----------    ----------    ----------
                   Less dividends from investment income--net         (.44)         (.43)          (.46)         (.47)         (.47)
                                                                ----------    ----------     ----------    ----------    ----------
                   Net asset value, end of year .............   $     9.71    $    10.06     $    10.39    $    10.35    $     9.92
                                                                ==========    ==========     ==========    ==========    ==========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .......         1.04%          .95%          4.97%         9.33%         5.54%
Return:*                                                        ==========    ==========     ==========    ==========    ==========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses .................................         1.30%         1.33%          1.30%         1.30%         1.28%
Net Assets:                                                     ==========    ==========     ==========    ==========    ==========
                   Investment income--net ...................         4.57%         4.19%          4.44%         4.70%         4.70%
                                                                ==========    ==========     ==========    ==========    ==========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ...   $    8,497    $   10,897     $    8,900    $    5,976    $    5,738
Data:                                                           ==========    ==========     ==========    ==========    ==========
                   Portfolio turnover .......................        79.33%       120.54%        101.75%        84.69%       162.83%
                                                                ==========    ==========     ==========    ==========    ==========
------------------------------------------------------------------------------------------------------------------------------------

                 * Total investment returns exclude the effects of sales
                   charges.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                              Class D
The following per share data and ratios have been derived       -------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                                -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2000        1999        1998        1997        1996
-----------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year .......   $ 10.06     $ 10.39     $ 10.35     $  9.92     $  9.85
Operating                                                       -------     -------     -------     -------     -------
Performance:       Investment income--net ...................       .49         .49         .52         .52         .52
                   Realized and unrealized gain (loss) on
                   investments--net .........................      (.35)       (.33)        .04         .43         .07
                                                                -------     -------     -------     -------     -------
                   Total from investment operations .........       .14         .16         .56         .95         .59
                                                                -------     -------     -------     -------     -------
                   Less dividends from investment income--net      (.49)       (.49)       (.52)       (.52)       (.52)
                                                                -------     -------     -------     -------     -------
                   Net asset value, end of year .............   $  9.71     $ 10.06     $ 10.39     $ 10.35     $  9.92
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .......      1.55%       1.46%       5.51%       9.89%       6.09%
Return:*                                                        =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses .................................       .80%        .82%        .79%        .79%        .78%
Net Assets:                                                     =======     =======     =======     =======     =======
                   Investment income--net ...................      5.07%       4.69%       4.95%       5.21%       5.20%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands) ...   $25,725     $37,713     $24,268     $19,511     $15,231
Data:                                                           =======     =======     =======     =======     =======
                   Portfolio turnover .......................     79.33%     120.54%     101.75%      84.69%     162.83%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------

                 * Total investment returns exclude the effects of sales
                   charges.

                   See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000
monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ....................................         .25%               .25%
Class C ....................................         .25%               .35%
Class D ....................................         .10%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                            FAMD          MLPF&S
--------------------------------------------------------------------------------
Class A ....................................                $387          $2,707
Class D ....................................                $654          $6,355
--------------------------------------------------------------------------------

For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $201,454 and $6,830 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $368 and $38,457 relating to transactions subject to front-end sales charge waivers in Class A and D Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $139,764,057 and $179,349,255, respectively.

Net realized gains (losses) for the year ended July 31, 2000 and net unrealized gains as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)           Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $(9,147,642)        $ 5,638,978
Financial futures contracts .............            321,455                  --
                                                 -----------         -----------
Total ...................................        $(8,826,187)        $ 5,638,978
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $5,638,978, of which $5,808,913 related to appreciated securities and $169,935 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $156,531,167.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(47,289,338) and $7,013,123 for the years ended July 31, 2000 and July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            451,226        $  4,305,231
Shares issued to shareholders
in reinvestment of dividends ...........             81,237             778,771
                                                 ----------        ------------
Total issued ...........................            532,463           5,084,002
Shares redeemed ........................         (1,215,608)        (11,631,184)
                                                 ----------        ------------
Net decrease ...........................           (683,145)       $ (6,547,182)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            623,802        $  6,549,823
Shares issued to shareholders
in reinvestment of dividends ...........             93,638             977,452
                                                 ----------        ------------
Total issued ...........................            717,440           7,527,275
Shares redeemed ........................         (1,169,568)        (12,154,623)
                                                 ----------        ------------
Net decrease ...........................           (452,128)       $ (4,627,348)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,324,873        $ 12,720,091
Shares issued to shareholders
in reinvestment of dividends ...........            195,149           1,870,590
                                                 ----------        ------------
Total issued ...........................          1,520,022          14,590,681
Automatic conversion
of shares ..............................            (46,645)           (447,013)
Shares redeemed ........................         (4,412,406)        (42,262,911)
                                                 ----------        ------------
Net decrease ...........................         (2,939,029)       $(28,119,243)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,641,615        $ 27,704,661
Shares issued to shareholders
in reinvestment of dividends ...........            223,635           2,334,238
                                                 ----------        ------------
Total issued ...........................          2,865,250          30,038,899
Automatic conversion
of shares ..............................            (45,399)           (472,868)
Shares redeemed ........................         (3,382,327)        (35,227,043)
                                                 ----------        ------------
Net decrease ...........................           (562,476)       $ (5,661,012)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2000                                   Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................           171,374        $ 1,646,717
Shares issued to shareholders
in reinvestment of dividends .............            20,001            191,440
                                                    --------        -----------
Total issued .............................           191,375          1,838,157
Shares redeemed ..........................          (399,608)        (3,841,682)
                                                    --------        -----------
Net decrease .............................          (208,233)       $(2,003,525)
                                                    ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           452,873        $ 4,749,589
Shares issued to shareholders
in reinvestment of dividends .............            22,394            233,145
                                                    --------        -----------
Total issued .............................           475,267          4,982,734
Shares redeemed ..........................          (248,663)        (2,576,188)
                                                    --------        -----------
Net increase .............................           226,604        $ 2,406,546
                                                    ========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2000                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            828,617        $  7,936,635
Automatic conversion
of shares ..............................             46,718             447,013
Shares issued to shareholders
in reinvestment of dividends ...........             46,670             446,604
                                                 ----------        ------------
Total issued ...........................            922,005           8,830,252
Shares redeemed ........................         (2,021,756)        (19,449,640)
                                                 ----------        ------------
Net decrease ...........................         (1,099,751)       $(10,619,388)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,718,041        $ 28,457,813
Automatic conversion
of shares ..............................             45,482             472,868
Shares issued to shareholders
in reinvestment of dividends ...........             59,085             615,511
                                                 ----------        ------------
Total issued ...........................          2,822,608          29,546,192
Shares redeemed ........................         (1,409,467)        (14,651,255)
                                                 ----------        ------------
Net increase ...........................          1,413,141        $ 14,894,937
                                                 ==========        ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by FAM and its affiliates, entered into a one-year, unsecured $1,000,000,000

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

credit agreement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus
 .50%. The Fund did not borrow from the facility during the year ended July 31, 2000.

6. Capital Loss Carryforward:

At July 31, 2000, the Fund had a capital loss carryforward of approximately $15,786,000, of which $9,378,000 expires in 2003, $2,276,000 expires in 2004 and
$4,132,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 2000

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund during its taxable year ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16031--7/00

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